UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 8, 2023

Ranger Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38183	81-5449572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Richmond, Suite 550
Houston, Texas 77042
(713) 895-8900
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (713) 895-8900

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RNGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the ExchangexActx☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm

The Audit Committee (the “Committee”) of the Board of Directors of Ranger Energy Services, Inc. (the “Company”) conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Committee invited several international public accounting firms to participate in this process, including BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. As a result of this process, the Committee approved the appointment on March 8, 2023 of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to completion of its standard client acceptance procedures. This action dismisses BDO as the Company’s independent registered public accounting firm to be effective upon the filing of the Company’s Form 10-K for the year ended December 31, 2022 with the Securities and Exchange Commission on March 13, 2023.
The reports of BDO on the Company’s consolidated financial statements for the two most recent fiscal years ended December 31, 2021 and 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2022, and through the date of this Current Report on Form 8-K, there were no disagreements with BDO on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the matter in their report. There were no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K during the fiscal year ended December 31, 2022, except for the material weaknesses in the Company’s internal control over financial reporting previously reported in Part II, Item 9A “Controls and Procedures” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on March 13, 2023.

The Company has provided a copy of the disclosures it is making in this Current Report on Form 8-K and requested that BDO furnish a letter addressed to the Securities and Exchange Commission stating whether BDO agrees with the above statements. A copy of BDO’s letter, dated March 14, 2023, is filed as Exhibit 16.1 hereto.
(b) Appointment of New Independent Registered Public Accounting Firm

Effective March 8, 2023, the Board unanimously approved the appointment of Grant Thornton, LLP as the Company’s new independent registered public accounting firm to be effective March 13, 2023. During the most recent fiscal years ended December 31, 2021, and 2022, and the subsequent interim periods through March 13, 2023, neither the Company nor anyone acting on its behalf has consulted with Grant Thornton, LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the audit opinion that might be rendered on the Company’s consolidated financial statements and no written report or oral advice was provided to the Company by Grant Thornton that was an important factor considered by the Company in deciding on any accounting, auditing or financial reporting issue, or (ii) any matter subject to any “disagreement” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).
THE INFORMATION FURNISHED UNDER ITEM 7.01 OF THIS CURRENT REPORT SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT ASxOTHERWISExEXPRESSLYxSTATEDxINxSUCHxFILING.

Item 9.01    Financial Statements and Exhibits
Exhibits.

Exhibit No.	Description
16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission dated March 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ranger Energy Services, Inc.

/s/ Melissa Cougle	March 14, 2023
Melissa Cougle	Date
Chief Financial Officer
(Principal Financial Officer)